SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                   --------

Deutsche Communications Fund
Deutsche CROCI( (Reg. TM) )International Fund
Deutsche CROCI( (Reg. TM) )International VIP
Deutsche CROCI( (Reg. TM) )Sector Opportunities Fund
Deutsche EAFE( (Reg. TM) )Equity Index Fund
Deutsche Global Equity Fund
Deutsche Global Equity VIP
Deutsche Global Growth Fund
Deutsche Global Growth VIP
Deutsche Global Infrastructure Fund
Deutsche Global Small Cap Fund
Deutsche Global Small Cap VIP
Deutsche Gold & Precious Metals Fund
Deutsche World Dividend Fund

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" of each fund's summary prospectus.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU), creating economic and political uncertainty. Significant uncertainty exists regarding the timing of the United Kingdom's anticipated withdrawal from the EU and the effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

               Please Retain This Supplement for Future Reference


July 26, 2016
PROSTKR-671

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